                                                 EX-99.B(j)vlconsent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration
Statement No. 333-45972 of Waddell & Reed Advisors Value Fund, Inc. on Form
N-1A of our report dated November 30, 2000, appearing in the Statement of
Additional Information, which is part of such Registration Statement.

/s/Deloitte & Touche LLP
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Deloitte & Touche LLP
Kansas City, Missouri
November 30, 2000